EXHIBIT 32
CERTIFICATION PURSUANT TO RULE 13a-14(b) and

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing by Apollo Solar Energy, Inc. (the "Company") of the Quarterly Report on Form 10-Q for the period ending September 30, 2008 (the "Report"), I, Renyi Hou, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

November 12, 2008	/s/ Renyi Hou
Renyi Hou (Chief Executive Officer)

November 12, 2008	/s/ Yong Ling
Yong Ling (Chief Financial Officer)